UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2014

AMCOL INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14447	36-0724340
State of Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

2870 Forbs Avenue

Hoffman Estates, IL 60192

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 851-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, AMCOL International Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger dated as of March 10, 2014 (the “Merger Agreement”) with Minerals Technologies Inc., a Delaware corporation (“MTI”), and MA Acquisition Inc., a Delaware corporation and a wholly owned subsidiary of MTI (“Purchaser”), providing for the merger of Purchaser with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of MTI (the “Merger”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser commenced a tender offer (the “Offer”) to purchase all of the Company’s outstanding common stock, par value of $0.01 per share (the “Shares”), at a price of $45.75 per Share, net to the seller in cash, without interest (the “Offer Price”) and less any applicable withholding taxes.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The Offer and withdrawal rights expired as scheduled at 9:00 a.m., New York City time, on Friday, May 9, 2014 (the “Expiration Date”). Based on the information provided to MTI and Purchaser by American Stock Transfer & Trust Company, LLC, the depositary for the Offer, as of the Expiration Date, 28,487,106 Shares had been validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 87.4 percent of the then issued and outstanding Shares. In addition, Notices of Guaranteed Delivery had been delivered for 282,902 Shares, representing approximately 0.8 percent of the then issued and outstanding Shares. The Minimum Condition (as defined in the Merger Agreement) and all other conditions to the Offer having been satisfied, Purchaser accepted for payment all Shares that were validly tendered and not validly withdrawn pursuant to the Offer.

On May 9, 2014, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), Purchaser merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of MTI.

At the effective time of the Merger (the “Effective Time”) and pursuant to the terms and conditions of the Merger Agreement, each Share issued and outstanding immediately prior to the Effective Time, other than (i) Shares held by the Company as treasury stock or owned by MTI or Purchaser, all of which were canceled, and (ii) Shares owned by stockholders of the Company who or which were entitled to demand, and who properly demanded, appraisal rights pursuant to Section 262 of the DGCL, was converted into the right to receive an amount in cash equal to the Offer Price, less any applicable withholding tax. The Shares will no longer be listed on the New York Stock Exchange (the “NYSE”).

The aggregate consideration paid by Purchaser in the Offer and Merger was approximately $1.7 billion, without giving effect to related transaction fees and expenses.

The foregoing summary description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 10, 2014, and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 9, 2014, in connection with the consummation of the Merger, the Company notified the NYSE of its intent to remove the Shares from listing on the NYSE and requested that the NYSE file a delisting application with the SEC to delist and deregister the Shares. On May 9, 2014, the NYSE filed with the SEC a Notification of Removal from Listing and/or Registration under
Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Shares. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modifications to Rights of Security Holders.

In connection with the consummation of the Merger, each Share issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive the Offer Price, net to the seller in cash, without interest and less any applicable withholding taxes, except for (i) Shares held by the Company, MTI or Purchaser, which were cancelled without consideration and (ii) Shares held stockholders who properly exercised their appraisal rights under Delaware law.

The information disclosed under Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

As a result of Purchaser’s acceptance for payment of all Shares that were validly tendered and not properly withdrawn in accordance with the terms of the Offer and the consummation of the Merger under Section 251(h) of the DGCL on May 9, 2014, a change in control of the Company occurred. Upon the Effective Time, the Company became a wholly owned subsidiary of MTI. The information disclosed under Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement and in connection with the consummation of the transactions contemplated thereby, Douglas T. Dietrich, Jonathan J. Hastings and Thomas J. Meek will serve as directors on the Board of Directors of the Company (the “Board”) following the Effective Time. Accordingly, each of Daniel P. Casey, Donald J. Gallagher, John Hughes, Ryan F. McKendrick, Frederick J. Palensky, Jay D. Proops, Clarence O. Redman, William H. Schumann III, Dale E. Stahl, Audrey L. Weaver and Paul C. Weaver ceased serving as a director of the Board.

Information about Messrs. Dietrich, Hastings and Meek is contained in the Offer to Purchase dated March 21, 2014 and filed by MTI and Purchaser as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO, originally filed with the SEC on March 21, 2014, as subsequently amended, which information is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety to read identically to the certificate of incorporation of Purchaser as in effect immediately prior to the Effective Time, except Article I of the certificate of incorporation was amended and restated to read in its entirety as follows: “The name of the corporation is AMCOL International Corporation.”

Also pursuant to the Merger Agreement, at the Effective Time, the bylaws of the Company were amended and restated in their entirety to read identically to the bylaws of Purchaser as in effect immediately prior to the Effective Time, except the title of the bylaws was amended and restated in its entirety to read as follows: “Amended and Restated Bylaws of AMCOL International Corporation.”

The certificate of incorporation and the bylaws of the Company as so amended are attached as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated by reference herein.

Item 8.01. Other Events.

On May 9, 2014, MTI issued press releases announcing (i) the expiration and results of the Offer and (ii) the consummation of the Merger. The press releases are filed as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of AMCOL International Corporation, dated as of May 9, 2014.*

3.2	Amended and Restated Bylaws of AMCOL International Corporation, dated as of May 9, 2014.*

20.1	Tender Offer Statement on Schedule TO of MTI and Purchaser (incorporated by reference in its entirety as originally filed with the SEC on March 21, 2014).

99.1	Press Release issued by MTI, dated May 9, 2014 (incorporated herein by reference to Exhibit (a)(5)(I) to Amendment No. 7 to the Schedule TO of MTI and Purchaser filed on May 9, 2014).

99.2	Press Release issued by MTI, dated May 9, 2014 (incorporated herein by reference to Exhibit (a)(5)(J) to Amendment No. 7 to the Schedule TO of MTI and Purchaser filed on May 9, 2014).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOL INTERNATIONAL CORPORATION

By:	/s/ Ryan F. McKendrick
Ryan F. McKendrick President and Chief Executive Officer

May 9, 2014

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of AMCOL International Corporation, dated as of May 9, 2014.*

3.2	Amended and Restated Bylaws of AMCOL International Corporation, dated as of May 9, 2014.*

20.1	Tender Offer Statement on Schedule TO of MTI and Purchaser (incorporated by reference in its entirety as originally filed with the SEC on March 21, 2014).

99.1	Press Release issued by MTI, dated May 9, 2014 (incorporated herein by reference to Exhibit (a)(5)(I) to Amendment No. 7 to the Schedule TO of MTI and Purchaser filed on May 9, 2014).

99.2	Press Release issued by MTI, dated May 9, 2014 (incorporated herein by reference to Exhibit (a)(5)(J) to Amendment No. 7 to the Schedule TO of MTI and Purchaser filed on May 9, 2014).

*	Filed herewith.